SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2003


                            Structured Products Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


Delaware                           33-55860/              13-3692801
                                   33-357357/33-389080
(State or other jurisdiction of   (Commission File       (IRS Employer
incorporation or organization)     Number)                Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.
                                                  --------------


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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's  Report  with  respect  to  the  August  15,  2003
                    Distribution   Date  for  the  CorTS  Trust  for  GE  Global
                    Insurance Notes

Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          By:  /s/ John W. Dickey
                                             -----------------------------------
                                             Name:   John W. Dickey
                                             Title:   Authorized Signatory









August 21, 2003



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EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

   1      Trustee's  Report  with  respect  to  the  August  15,  2003       5
          Distribution   Date  for  the  CorTS  Trust  for  GE  Global
          Insurance Notes




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                                   Exhibit 1

To the Holders of:
CorTS Trust for GE Global Insurance Notes
6.25% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  12617F205       Class:  A
*CUSIP:  12617FAA4       Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for GE Global Insurance Notes, hereby gives notice with respect to the Distribution Date of August 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class               Principal        Interest          Total Distribution
     A                   $ 0.000000       $  0.781250       $  0.781250
     B                   $ 0.000000       $  3.750000       $  3.750000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $103,525,000 aggregate principal amount of GE Global Insurance Holding Corporation 7% Notes due February 15, 2026 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 4,141,000 Class A Certificates representing $103,525,000 aggregate Certificate Principal Balance and $103,525,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.


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